Exhibit 99.1
Micrus Endovascular UK Limited (formerly Neurologic UK Limited)
Unaudited Interim Financial Statements as at and for the 6 month periods ended 30 June 2004 and 30 June 2005
Contents

Profit and loss account	2

Balance sheets	3

Cash flow statement	4

Notes to the unaudited interim financial statements	5

Micrus Endovascular UK Limited
Profit and loss account
for the 6 month periods ended 30 June (unaudited)

	Note	6 months	6 months
		to 30 June	to 30 June
		2005	2004
			(restated)

		£’000	£’000

Turnover		1,377	1,209
Cost of sales		(881)	(786)

Gross profit		496	423
Distribution costs		(7)	(6)
Administrative expenses		(295)	(270)

Operating profit	1	194	147
Interest payable and similar charges		(1)	(1)

Profit on ordinary activities before taxation		193	146
Tax on profit on ordinary activities	2	(40)	(35)

Profit for the financial period after taxation		153	111
Dividends	3	(186)	(60)

Retained (loss)/profit for the financial period	8	(33)	51

The company has no recognised gains and losses other than as shown above and therefore no separate statement of total recognised gains and losses has been presented.
All items dealt with in arriving at operating profit above relate to continuing operations.
There is no difference between the profit on ordinary activities before taxation and the retained (loss)/profit for the periods stated above and their historical cost equivalents.
The notes form an integral part of these financial statements	2

Micrus Endovascular UK Limited
Balance sheets

		30 June	31 Dec	30 June
	Note	2005	2004	2004
			(restated)	(restated)
		(unaudited)		(unaudited)

		£’000	£’000	£’000

Current assets
Stock	4	500	357	222
Debtors	5	432	447	221
Cash in hand		1	1	86

		933	805	529
Creditors: amounts falling due within one year	6	(918)	(757)	(476)

Net current assets		15	48	53

Total assets less current liabilities		15	48	53

Capital and reserves
Called up share capital	7	—	—	—
Profit and loss reserve	8	15	48	53

Total shareholders’ funds	8	15	48	53

The notes form an integral part of these financial statements	3

Micrus Endovascular UK Limited
Cash flow statement
for the 6 month periods ended 30 June (unaudited)

	Note	6 months	6 months
		to 30 June	to 30 June
		2005	2004

		£’000	£’000

Net cash inflow from operating activities	9	191	212
Returns on investments and servicing of finance		(1)	(1)
Equity dividends paid		(186)	(60)

Increase in cash in the period	10	4	151

The notes form an integral part of these financial statements	4

Micrus Endovascular UK Limited
Notes to the unaudited interim financial statements
as at and for the 6 month periods ended 30 June
2004 and 30 June 2005
Accounting policies
Basis of preparation
The financial statements have been prepared on the going concern basis, under the historical cost convention, and in accordance with applicable accounting standards in the United Kingdom. The Company changed its name from Neurologic UK Limited to Micrus Endovascular UK Limited on 20 September 2005 (see note 14). These financial statements present the financial position of the Company as at 30 June 2004 and 30 June 2005 and the results of its operations for the 6 month periods ended 30 June 2004 and 30 June 2005.
These financial statements have not been prepared under section 226 of the Companies Act 1985.
The interim financial statements as of 30 June 2005 and for the 6 months ended 30 June 2004 and 2005 are unaudited; however, in the opinion of the Company, the interim data includes all adjustments, consisting only of normally recurring adjustments, necessary for a fair statement of the results of the interim periods.
Statement of directors’ responsibilities
The directors are responsible for preparing relevant financial statements for the Company as at 30 June 2004 and 30 June 2005 and for the
6 month periods ended 30 June 2004 and 30 June 2005, in conformity with generally accepted accounting principles in the United Kingdom with a reconciliation to generally accepted accounting principles in the United States of America.
The directors are responsible for keeping proper accounting records that disclose with reasonable accuracy at any time the financial position of the Company, and for identifying and ensuring that the Company complies with the law and regulations applicable to its activities. They are also responsible for safeguarding the assets of the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.
The directors confirm that suitable accounting policies have been used and applied consistently for the period except for the adoption of UK Financial Reporting Standard ‘FRS’ 21 “Events after the balance sheet date“ (see page 6). They also confirm that reasonable and prudent judgements and estimates have been made in preparing the financial statements and that applicable accounting standards have been followed.
Turnover
Turnover represents amounts invoiced to customers, excluding value added tax. Revenue from product sales is recognised upon transfer of title to the customer. Where consignment stock arrangements are in place, revenue is recognised upon notification by the customer that the product has been withdrawn from consignment.
Stock
Stock is valued at the lower of purchase cost and net realisable value, after making due allowance for obsolete and slow moving items.

Micrus Endovascular UK Limited
Dividends
The Company has adopted UK Financial Reporting Standard ‘FRS’ 21, “Events after the balance sheet date” in these financial statements. Accordingly dividends are only recognised as payable at the date when the dividend is authorised. Previously dividends were accrued in the period to which they related. The change in accounting policy has been accounted for as a prior period adjustment. The effect of the change in policy is shown in note 8.
Related party transactions
These financial statements include recharges of certain expenses from UK Medical Limited which incurred costs on behalf of the Company, as detailed in note 12. The recharges relate to specific costs incurred by UK Medical Limited on behalf of the Company. Management believes that the allocation of costs is reasonable, and such costs included in these financial statements reflect all costs of doing business. These financial statements do not include allocation of indirect corporate overheads from UK Medical Limited or S. Price Limited, the ultimate parent of UK Medical Limited, as the Company considers that such costs are not reasonably attributable to the business.
Taxation
Taxation has been calculated on the basis that the Company is a stand-alone entity.
Foreign currencies
Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of the transaction. Exchange differences are taken into account in arriving at the operating result.
Pensions
The Company operates a defined contribution pension scheme. Contributions payable for the year are charged to the profit and loss account as they fall due.

Micrus Endovascular UK Limited
1     Operating profit
The operating profit is stated after charging:

	6 months	6 months
	to 30 June	to 30 June
	2005	2004

	£ ’000	£’000

Auditors’ remuneration	1	1

Directors’ emoluments and other benefits	39	33

The number of directors to whom retirement benefits were accruing was as follows:

Money purchase schemes	1	1

2     Taxation

	6 months	6 months
	to 30 June	to 30 June
	2005	2004

	£’000	£’000

Current Tax:
UK corporation tax on the profit for the period	40	35

Micrus Endovascular UK Limited
The tax assessed for the period is higher than the standard rate of corporation tax in the UK (20.3%). The differences are explained below:

	6 months	6 months
	to 30 June	to 30 June
	2005	2004

	£’000	£’000
Profit on ordinary activities before tax	193	146

Profit on ordinary activities multiplied by standard rate in the UK 20.3% (2004: 23.75%)	39	35
Effects of:
Expenses not deductible for tax purposes	1	—

Current tax charge for the period	40	35

3     Dividends

	6 months	6 months
	to 30 June	to 30 June
	2005	2004
		(restated)
	£’000	£’000

Ordinary A shares of £1 each
Dividends paid	98	30
Ordinary B shares of £1 each
Dividends paid	98	30

	186	60

4     Stock

	30 June	31 Dec	30 June
	2005	2004	2004

	£’000	£’000	£’000

Goods held for resale	500	357	222

	500	357	222

5     Debtors – amounts falling due within one year

	30 June	31 Dec	30 June
	2005	2004	2004

	£’000	£’000	£’000

Trade debtors	432	447	221

	432	447	221

Micrus Endovascular UK Limited
6     Creditors – amounts falling due within one year

	30 June	31 Dec	30 June
	2005	2004	2004
		(restated)	(restated)

	£’000	£’000	£’000

Bank loans and overdrafts (see below)	4	8	—
Trade creditors	515	346	275
Other creditors	219	249	57
Taxation and social security	26	42	108
Corporation tax	149	109	35
Accrued expenses	5	3	1

	918	757	476

The bank overdraft is secured by a fixed and floating charge over the current and future assets of the company.
7     Called up share capital

	30 June	31 Dec	30 June
	2005	2004	2004

	£	£	£

Authorised
1,000 ordinary A shares of £1 each	1,000	1,000	1,000
1,000 ordinary B shares of £1 each	1,000	1,000	1,000

	2,000	2,000	2,000

Allotted, issued and fully paid
50 ordinary A shares of £1 each	50	50	50
50 ordinary B shares of £1 each	50	50	50

	100	100	100

The rights of the A and B ordinary shares are identical other than for dividends which are payable to each class of share at the discretion of the Directors.

Micrus Endovascular UK Limited
8     Reconciliation of movements in equity shareholders’ funds

	6 months	6 months	6 months
	to 30 June	to 31 Dec	to 30 June
	2005	2004	2004
		(restated)	(restated)

	£’000	£’000	£’000

Profit after tax for the financial period	153	227	111
Dividends	(144)	(224)	(110)

Retained profit for the financial period as previously reported	9	3	1
Prior period adjustment in respect of accrued dividends	(42)	(8)	50

Retained (loss)/profit for the financial period as restated	(33)	(5)	51
Opening equity shareholders’ funds	48	53	2

Closing equity shareholders’ funds	15	48	53

9     Reconciliation of operating profit to net cash flow from operating activities

	6 months	6 months
	to 30 June	to 30 June
	2005	2004

	£’000	£’000

Operating profit	194	147
(Increase)/decrease in stocks	(143)	13
Decrease in debtors	15	62
Increase/(decrease) in creditors	125	(10)

Net cash inflow from operating activities	191	212

Micrus Endovascular UK Limited
10     Reconciliation of net cash flow to movement in net debt

	6 months	6 months
	to 30 June	to 30 June
	2005	2004

	£’000	£’000

Increase in cash in the period	4	151

Change in net debt resulting from cash flows	4	151
Movement in net debt in the period
Net debt at 1 January	(7)	(65)

Net debt at 30 June	(3)	86

11     Analysis of changes in net debt

	At 1	Cash flow	Other non	At 30 June
	January		cash	2005
	2005		changes

	£’000	£’000	£’000	£’000

Cash at bank and in hand	1	—	—	1
Debt due within 1 year	(8)	4	—	(4)

Total	(7)	4	—	(3)

	At 1	Cash flow	Other non	At 30 June
	January		cash	2004
	2004		changes

	£’000	£’000	£’000	£’000

Cash at bank and in hand	—	86	—	86
Debt due within 1 year	(65)	65	—	—

Total	(65)	151	—	86

Micrus Endovascular UK Limited
12     Related party transactions
The directors of the company during the 6 month periods ended 30 June 2005 and 30 June 2004, were Mr. J. Mackenzie, and Mr. M. N. Ellis. The directors were also directors of UK Medical Limited. Mr. Mackenzie was a director and shareholder in S. Pace Limited, the ultimate holding company of UK Medical Limited.
During the 6 month period to 30 June 2004 UK Medical Limited provided administrative services and made overhead recharges to the company amounting to £175,800. Included in Other Creditors is a balance of £56,587 due to that company.
During the period 6 month period to 30 June 2005 UK Medical Limited provided administrative services and made overhead recharges to the company amounting to £188,302. Included in Other Creditors is a balance of £218,988 due to that company.
UK Medical Limited provided accounting, customer support and stock management services to the Company. Expenses incurred by UK Medical Limited are allocated based on management’s estimate of resources used, and include but are not limited to staff costs, rent and other accommodation costs, insurance and legal and professional fees. These costs are charged to Administrative expenses.
13     Summary of differences between UK and US generally accepted accounting principles
The Company prepares its financial statements in accordance with Generally Accepted Accounting Principles in the United Kingdom (“UK GAAP”) which differs in certain significant respects from those generally accepted in the United States of America (“US GAAP”). There are no significant differences that impact the Company.
Reconciliation of profit for the financial period from UK GAAP TO US GAAP

	2005	2004

	£’000	£’000

Profit for the financial period under UK GAAP	153	111

Net income under US GAAP	153	111

Micrus Endovascular UK Limited
Reconciliation of shareholders funds from UK GAAP TO US GAAP

	30 June	31 Dec	30 June
	2005	2004	2004

	£’000	£’000	£’000

Shareholders’ funds under UK GAAP	15	48	53

Total shareholders’ funds under US GAAP	15	48	53

Notes
a) Cash flow statement
Under UK GAAP, cash flows are presented separately for operating activities, returns on investments and servicing of finance, taxation, capital expenditure and financial investment, acquisitions and disposals, equity dividends paid and management of liquid resources and financing. Under UK GAAP, all interest is treated as part of returns on investments and servicing of finance.
Under US GAAP, only three categories of cash flow activity are reported: operating, investing and financing. Cash flows from taxation and returns on investments and servicing of finance shown under UK GAAP are included as operating activities under US GAAP. Capital expenditure and financial investment and acquisitions and disposals are included as investing activities under US GAAP. Cash flows associated with bank overdrafts and short-term borrowing and providing owners with a return on their investment are included under financing activities and changes arising from the management of liquid resources are treated as either financing activities, investing activities or as an activity within cash and cash equivalents under US GAAP.
b) Financial statement presentation
Balance sheet presentation
The balance sheet prepared in accordance with UK GAAP differs in certain respects from US GAAP. Under UK GAAP, current assets are netted against current liabilities in the balance sheet whereas US GAAP requires the separate presentation of total assets and total liabilities. UK GAAP requires assets to be presented in ascending order of the liquidity, whereas under US GAAP assets are presented in descending order of liquidity. In addition, current assets under UK GAAP include amounts that fall due after more than one year. Under US GAAP, such assets would be reclassified as non-current assets.
14     Subsequent events
On 20th September 2005, the entire share capital of Neurologic UK Limited was acquired by Micrus Endovascular Corporation, a company domiciled in the United States of America, and the principal supplier to the company. On that date Mr. J. Mackenzie and Mr. M. N. Ellis resigned as directors. After the purchase of the company, the name was changed from Neurologic UK Limited to Micrus Endovascular UK Limited.